Exhibit 99.1

ONLINE BENEFITS, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006

ONLINE BENEFITS, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEET

JUNE 30, 2006

ASSETS
Current assets:
Cash and cash equivalents	$2,665,411
Accounts receivable, net of allowance of $106,000	570,636
Deferred accounts receivable	3,887,595
Prepaid expenses	272,130
Security deposit receivable	240,000
Total current assets	7,635,772

Property and equipment, net of accumulated depreciation of $4,105,000	500,392
Deferred costs	227,753
Intangible assets, net	589,634
Goodwill	348,330
Security deposits	345,986
$9,647,867
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Note payable	$1,500,000
Notes payable, preferred stockholders	1,839,366
Accounts payable	329,552
Accrued expenses and other current liabilities	437,769
Accrued interest	1,535,983
Current portion of capital lease obligations	119,039
Deferred revenue	4,913,204
Total current liabilities	10,674,913

Long-term debt:
Capital lease obligations, net of current portion	112,621
Other liability	82,505
Deferred rent payable	204,556

Redeemable convertible preferred stock:
Series A convertible preferred stock, $0.01 par value, 1,653,528 shares authorized; 1,390,126 shares issued and outstanding	460,419
Series C convertible preferred stock, $0.01 par value; 10,854,260 shares authorized; 9,709,874 shares issued and outstanding	40,027,843
Series D convertible preferred stock, $0.01 par value, 4,888,185 shares authorized; 4,320,886 shares issued and outstanding	10,573,594
Total liabilities	62,136,451

Commitments and contingencies
Stockholders’ deficit:
Series B convertible preferred stock, $0.01 par value; 2,454,365 shares authorized; 2,063,391 shares issued and outstanding	20,633
Common stock, $.01 par value; 20,000,000 shares authorized; 350,639 shares issued and outstanding	3,506
Additional paid-in capital	4,365,878
Accumulated deficit	(56,878,601)
Total stockholders’ deficit	(52,488,584)
$9,647,867

See notes to unaudited consolidated financial statements.

ONLINE BENEFITS, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended
	June 30,
	2006	2005
Revenues, net	$6,670,040	$6,299,082
Cost of revenue	1,086,236	1,013,459

Gross profit	5,583,804	5,285,623

Operating expenses:
Product development and promotion	874,784	729,855
Research and development	1,066,909	857,947
Selling	1,325,532	1,239,750
General and administrative	1,244,479	1,622,307
Depreciation and amortization	58,223	65,256
Total operating expenses	4,569,927	4,515,115

Income from operations	1,013,877	770,508

Other (income) expense:
Interest expense, net	1,713,527	2,025,893
Other (income) expense	76,595	(10,069)
Total other expense	1,790,122	2,015,824

Net loss	$(776,245)	$(1,245,316)

See notes to unaudited consolidated financial statements.

ONLINE BENEFITS, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net loss	$(776,245)	$(1,245,316)
Adjustments to reconcile net loss to net cash provided by operating activities:
Interest expense, preferred	1,535,308	1,842,849
Minority interest	—	(10,162)
Depreciation and amortization	183,680	114,202
Provision for bad debt	49,423	43,717
Changes in assets (increase) decrease:
Accounts receivable	(406,911)	(1,415,610)
Prepaid expenses and other assets	(45,583)	(80,476)
Deferred development costs	8,699	(71,726)
Changes in liabilities increase (decrease):
Accounts payable	32,450	(65,231)
Accrued expenses and other current liabilities	(372,152)	201,627
Accrued interest	131,659	188,977
Deferred revenue	750,905	1,410,836
Deferred rent	(92,187)	10,746
Net cash provided by operating activities	999,046	924,433

Cash flows from investing activities:
Acquisition of intangible assets	(39,066)	(533,199)
Purchase of property and equipment	(248,208)	(26,796)
Net cash used by investing activities	(287,274)	(559,995)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	16,439
Net cash provided by financing activities	—	16,439

Net increase in cash and cash equivalents	711,772	380,877
Cash and cash equivalents, beginning of period	1,953,639	1,229,577
Cash and cash equivalents, end of period	$2,665,411	$1,610,454

Supplemental disclosure of cash flows information:
Cash paid during the period for interest	$66,202	$78,574

See notes to unaudited consolidated financial statements.

ONLINE BENEFITS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

1.  Nature of Business:

Online Benefits, Inc. (OBI), a Delaware corporation, develops, markets, licenses, hosts and supports software applications that meet the needs of insurance benefits brokers, HR professionals, employers and their employees throughout the United States.  In addition to its core software applications, OBI also provides FSA and Cobra administration services through Benergy Outsourcing Strategies, Inc. (“Benergy OS”), a wholly-owned subsidiary.

2.  Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of OBI and its subsidiaries, Benergy OS, and Captiva Software, Inc. (“Captiva”).  Benergy OS, incorporated in 2003, at which time operations commenced, became wholly-owned as of December 31, 2005, following the November 2005 purchase of minority interests aggregating 13.8% of common stock that OBI did not already own.  Captiva, a Florida corporation was acquired through the purchase of 100% of its common stock in January 2005 by Captiva Acquisition Corp., which was merged with and into Captiva following the closing of the transaction.  All material intercompany transactions and balances have been eliminated.

3.  Basis of Presentation:

The accompanying unaudited consolidated financial statements as of and for the six months ended June 30, 2006 and 2005 have been prepared in accordance with generally accepted accounting principles in the United States of America.  In the opinion of the Company’s management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial information for the period indicated has been included.  For further information regarding the Company’s accounting policies, refer to the Consolidated Financial Statements and related Notes to Consolidated Financial Statements previously filed as an exhibit to the Original Current Report.  Operating results for interim periods are not necessarily indicative of results to be expected for a full year.

4.  Intangible Assets:

Identifiable intangible assets with finite lives are recorded at cost, less accumulated amortization.   Amortization is computed over the estimated useful lives of the respective assets, generally five years. Intangible assets consist of (i) product technology associated with the acquisition of Captiva and licensed from a third party under a non-exclusive, perpetual license, (ii) the acquisition of Primewire license and (iii) customer lists acquired.  In accordance with SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, OBI records acquired product technology at net realizable value and reviews this technology for impairment on a periodic basis by comparing the estimated net realizable value to the unamortized cost of the technology.

Intangible assets as of June 30, 2006 consisted of the following:

Intangible assets	$814,634

Less: accumulated amortization	(225,000)

$589,634

Amortization expense was $75,000 and $0 for the six months ended June 30, 2006 and 2005, respectively.

5.  Commitments and Contingencies:

a.     Office leases:

Future minimum lease commitments under one non-cancelable lease with a remaining term in excess of one year, and sublease income from the non-cancelable sublease, for the remainder of 2006 and beyond were as follows:

	Lease commitment	Sublease income
2006	$668,000	$251,000
2007	1,361,000	512,000
2008	1,412,000	525,000
2009	1,465,000	539,000
2010	1,530,000	552,000
Thereafter	784,000	268,000
	$7,220,000	$2,647,000

b.     Equipment leases:

Future minimum lease commitments of certain equipment operating leases for the remainder of 2006 and beyond were as follows:

2006	$115,000
2007	171,000
2008	68,000
2009	46,000
2010	27,000
Thereafter	5,000

$432,000

c.     Capital leases:

Future minimum lease commitments of certain equipment capital leases for the remainder of 2006 and beyond were as follows:

2006	$70,350
2007	116,063
2008	65,981
2009	10,662
Future minimum lease payments	263,056
Less – amounts representing interest	(31,396)
Present value of future minimum lease payments	231,660
Less – current portion	(119,039)
$112,621

d.     Litigation:

OBI is involved with several legal actions arising in the normal course of business as both defendant and as plaintiff. Although the final outcome of these matters cannot be determined, it is the Company’s opinion the final resolution of these matters will not have a material adverse effect on OBI’s financial position.